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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------


INTRODUCTION


AVITAS, Inc. has been retained by Continental Airlines (the "Client") to provide its opinion as to the Base Value for fourteen (14) Boeing 737-800, ten (10) Boeing 737-900, six (6) Boeing 767-200ER and two (2) Boeing 767-400ER aircraft. The subject aircraft are identified and their values are set forth in Figure 1 in this report.

The values presented in this report assume that this aircraft will be in new, "flyaway" condition and fully certificated for commercial operations. We have further assumed that the subject aircraft will be operated under the air transport regulations of a major nation.

The values presented in this report do not take into consideration fleet sales, attached leases, tax considerations or other factors that might be considered in structuring the terms and conditions of a specific transaction. These factors do not directly affect the value of the aircraft itself but can affect the economics of the transaction. Therefore, the negotiated striking price in an aircraft transaction may take into consideration factors such as the present value of the future lease stream, the terms and conditions of the specific lease agreement and the impact of tax considerations.

DEFINITIONS

AVITAS's value definitions conform to those of the International Society of Transport Aircraft Trading ("ISTAT") adopted in January 1994, and are summarized as follows:

- BASE VALUE is the appraiser's opinion of the underlying economic value of an aircraft in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its "highest and best use." An aircraft's Base Value is founded in the historical trend of values and in the projection of value trends and presumes an arm's-length, cash transaction between willing and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time for marketing. Base Value typically assumes that an aircraft's physical condition is average for an aircraft of its type and age, and its maintenance time status is at mid-life, mid-time (or benefiting from an above-average maintenance status if it is new or nearly new).

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-------------------------------------------------
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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
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-     MARKET VALUE (or CURRENT MARKET VALUE if the value pertains to the time of the analysis) is the appraiser's opinion of the most likely trading price that may be generated for an aircraft under the market conditions that are perceived to exist at the time in question given an adequate amount of time to properly market it. It assumes that an aircraft's physical condition is average for an aircraft of its type and age, and its maintenance time status is at mid-life, mid-time (or benefiting from an above-average maintenance status if it is new or nearly new). Market Value is synonymous with Fair Market Value.

AIRCRAFT VALUE

AVITAS's opinion as to the value of the subject aircraft is presented below in millions of U.S. dollars. Base Values are as of the delivery dates for each aircraft.

With regard to new aircraft, AVITAS considers the Base Value and the Market Value to be the same. The Base Value of a new aircraft is the typical price paid by an average operator in a single unit or small lot sale. Actual transaction prices may be either above or below that level due to a number of factors. For example, a launch order or a large fleet order may result in discounts, whereas a single unit sale to a small operator who needs a substantial amount of support may be approaching the list price.

Furthermore, implicit in these values is AVITAS's assumption that the new aircraft will remain with the original operator for at least two years. If a newly delivered aircraft comes onto the market, the seller is at an immediate disadvantage as he is likely to be in competition with the manufacturer who can offer training and support.

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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
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Figure 1


---------------------------------------------------------------------------------------------------------------
                                               Continental Airlines
                         Aircraft Description & Summary of Aircraft Values in US$ Million
---------------------------------------------------------------------------------------------------------------
No.     Type             Engines          Serial       Reg.         Yr.      Qtr.     MTOW             Base
                                          Number      Number       Del.      Del.     (lbs)           Value
---------------------------------------------------------------------------------------------------------------
1       737-800        CFM56-7B26         30803       N73259       2001        2     174,200       $    45.1
---------------------------------------------------------------------------------------------------------------
2       737-800        CFM56-7B26         30855       N35260       2001        2     174,200            45.1
---------------------------------------------------------------------------------------------------------------
3       737-800        CFM56-7B26         31582       N77261       2001        3     174,200            45.5
---------------------------------------------------------------------------------------------------------------
4       737-800        CFM56-7B26         32402       N33262       2001        3     174,200            45.5
---------------------------------------------------------------------------------------------------------------
5       737-800        CFM56-7B26         31583       N37263       2001        3     174,200            45.5
---------------------------------------------------------------------------------------------------------------
6       737-800        CFM56-7B26         31584       N33264       2001        3     174,200            45.5
---------------------------------------------------------------------------------------------------------------
7       737-800        CFM56-7B26         31585       N76265       2001        3     174,200            45.5
---------------------------------------------------------------------------------------------------------------
8       737-800        CFM56-7B26         32403       N33266       2001        3     174,200            45.5
---------------------------------------------------------------------------------------------------------------
9       737-800        CFM56-7B26         31586       N37267       2001        3     174,200            45.5
---------------------------------------------------------------------------------------------------------------
10      737-800        CFM56-7B26         31587       N38268       2001        3     174,200            45.5
---------------------------------------------------------------------------------------------------------------
11      737-800        CFM56-7B26         31588       N76269       2001        4     174,200            45.8
---------------------------------------------------------------------------------------------------------------
12      737-800        CFM56-7B26         31632       N73270       2001        4     174,200            45.8
---------------------------------------------------------------------------------------------------------------
13      737-800        CFM56-7B26         31589       N36272       2001        4     174,200            45.8
---------------------------------------------------------------------------------------------------------------
14      737-800        CFM56-7B26         31590       N37273       2001        4     174,200            45.8
---------------------------------------------------------------------------------------------------------------
15      737-900        CFM56-7B26         30118       N30401       2001        2     174,200            48.2
---------------------------------------------------------------------------------------------------------------
16      737-900        CFM56-7B26         30119       N79402       2001        2     174,200            48.2
---------------------------------------------------------------------------------------------------------------
17      737-900        CFM56-7B26         30120       N38403       2001        3     174,200            48.6
---------------------------------------------------------------------------------------------------------------
18      737-900        CFM56-7B26         30121       N32404       2001        3     174,200            48.6
---------------------------------------------------------------------------------------------------------------
19      737-900        CFM56-7B26         30122       N72405       2001        3     174,200            48.6
---------------------------------------------------------------------------------------------------------------
20      737-900        CFM56-7B26          TBD        N73406       2001        3     174,200            48.6
---------------------------------------------------------------------------------------------------------------
21      737-900        CFM56-7B26          TBD        N35407       2001        3     174,200            48.6
---------------------------------------------------------------------------------------------------------------
22      737-900        CFM56-7B26          TBD        N37408       2001        4     174,200            48.9
---------------------------------------------------------------------------------------------------------------
23      737-900        CFM56-7B26          TBD        N37409       2001        4     174,200            48.9
---------------------------------------------------------------------------------------------------------------
24      737-900        CFM56-7B26          TBD        N75410       2001        4     174,200            48.9
---------------------------------------------------------------------------------------------------------------
25      767-200ER      CF6-80C2B4F        30434       N68155       2001        1     395,000            72.8
---------------------------------------------------------------------------------------------------------------
26      767-200ER      CF6-80C2B4F        30435       N76156       2001        1     395,000            72.8
---------------------------------------------------------------------------------------------------------------
27      767-200ER      CF6-80C2B4F        30436       N67157       2001        2     395,000            73.3
---------------------------------------------------------------------------------------------------------------
28      767-200ER      CF6-80C2B4F        30437       N67158       2001        2     395,000            73.3
---------------------------------------------------------------------------------------------------------------
29      767-200ER      CF6-80C2B4F        30438       N68159       2001        3     395,000            73.9
---------------------------------------------------------------------------------------------------------------
30      767-200ER      CF6-80C2B4F        30439       N68160       2001        4     395,000            74.4
---------------------------------------------------------------------------------------------------------------
31      767-400ER      CF6-80C2B8F        29450       N76055       2001        1     450,000            94.1
---------------------------------------------------------------------------------------------------------------
32      767-400ER      CF6-80C2B8F        29451       N66056       2001        2     450,000            95.5
---------------------------------------------------------------------------------------------------------------
                                  GRAND TOTAL                                                      $ 1,753.4
---------------------------------------------------------------------------------------------------------------


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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
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GENERAL MARKET OVERVIEW

INTRODUCTION

AVITAS believes that the expected downturn in the commercial aircraft market is now upon us. The most recent indications are that values and lease rates for several key types have softened while the number of aircraft being offered for sale or lease has risen significantly, especially over the last two years. The increase in availability has been particularly marked for older narrowbodies and some older widebody types have begun to reach the end of their useful economic lives somewhat earlier than anticipated. Orders for new jet aircraft peaked in 1998 while deliveries reached a record high the following year.

Recent trends in the global economy have had a negative impact on aircraft values. Although the Asian recession has passed and recovery in the region now appears to be sustained, values of widebody types remain somewhat soft. However, there are signs that carriers based there, who represent a sizeable portion of the world market for widebodied aircraft, are once again giving their attention to fleet renewal and expansion. European and U.S. carriers operating routes to Asian destinations have also been rebuilding their schedules after the cutbacks introduced in the wake of the economic crisis of 1997 and 1998.

In the U.S., the generally robust financial health of the airline industry continues as growth in traffic volumes remains strong. However, the earnings peak was reached in 1998 and rising fuel costs have affected profitability. The passing of the Stage 2 noise gate at the end of 1999 resulted in increasing weakness in the values of many older narrowbodies. In Latin America, which has traditionally been a market for these aircraft, manufacturers have succeeded in placing more new equipment while negative financial developments in some countries have also been felt.

New aircraft prices have been kept in check due to intense sales competition between Airbus and Boeing. Airbus, which has steadily built up market share at Boeing's expense, is finalizing plans to make the transition to a more conventional corporate structure which should also help to foster a more competitive environment.

BACKGROUND - BOEING 737-800 AND 737-900

The Boeing 737-800 is a stretched version of the 737-400 capable of transporting up to 162 passengers in two-class configuration or 189 in a single class. The extra seating gives the -800 a reduction in seat-mile charges over the -400 for the same trip cost. The differences between the 737-800 and the A320 are far less pronounced than the other variants, thus tightening the competition. The seating of the 737-800 is greater than that of the A320 (189 vs 164 in a single class); however, it has a little less range.

In late 1997, Alaska Airlines launched the Boeing 737-900, which is a 737-800 stretched by nearly nine feet, with ten firm orders. The aircraft will have 18% more cargo volume and 9% more passenger cabin area than the 737-800. Deliveries are scheduled to begin in April 2001.


                                       4

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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
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FIGURE 2

------------------------------------------------------------------------------
                               BOEING 737 FAMILY STATISTICS
                                     AS OF JULY 2000
------------------------------------------------------------------------------
MODEL             AIRCRAFT IN SERVICE         OPERATORS           FIRM ORDERS
------------------------------------------------------------------------------
737-600                38                         4                     35
------------------------------------------------------------------------------
737-700               242                        36                    474
------------------------------------------------------------------------------
737-800               306                        39                    373
------------------------------------------------------------------------------
737-900                 1                                               45
------------------------------------------------------------------------------
GRAND TOTAL           587                        79                    927
------------------------------------------------------------------------------

Source: BACK Information Services


      The Figure below summarizes the performance capabilities of the 737NG series excluding the -600.


FIGURE 3

-------------------------------------------------------------------------------
AIRCRAFT       SEATING CAPACITY           MTOW (LBS)               RANGE
MODEL          BASIC      MAX          BASIC      MAX          BASIC     MAX
-------------------------------------------------------------------------------
737-700         128       149        133,000    153,000       1,620     3,245
-------------------------------------------------------------------------------
737-800         162       189        155,500    174,200       1,905     2,925
-------------------------------------------------------------------------------
737-900         177       189        166,000    174,200       1,925     2,728
-------------------------------------------------------------------------------


CURRENT MARKET - BOEING 737-800

CURRENT MARKET

AVITAS is of the opinion that the current market for the Boeing 737-800 aircraft is firm. There are presently 306 aircraft in service worldwide among 39 airline operators and a backlog of 373 firm orders and 127 options.

CURRENT OPERATOR BASE AND BACKLOG

As of July 2000, there were 306 737-800 aircraft in service among 39 operators and another 373 on firm order and 127 options for the type.

OUTLOOK AND FUTURE ASSET RISK ANALYSIS

With regard to the 737-800's competition, the A320-200, which has been in service since 1988, has 832 aircraft in service and 517 firm orders. The A320 offers a maximum takeoff weight of 162,000 to 169,000 pounds versus the 737-800's 155,500 to 174,200 pounds and similar range capability; but the 737-800 can have as many as 12 more seats than the A320, depending on interior configuration. Although Airbus has had a great degree of recent success with the A320-200 and the aircraft remains a tough competitor to the 737-800, to meet specific operating needs, the 737-800 can be ordered with higher

                                       5


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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
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specifications than the A320. AVITAS believes the values for the 737-800 should remain firm despite intense competition in the foreseeable future.

CURRENT MARKET - BOEING 737-900

CURRENT MARKET

AVITAS is of the opinion that the current market for the Boeing 737-900, the newest B737NG jet aircraft, is stable. There is presently a backlog of 45 firm orders and 13 options. Alaska Airlines launched the aircraft in November 1997, with an order for 10 aircraft. Continental Airlines, KLM and Korean Airlines followed with orders for the type. The first aircraft is scheduled for delivery to Alaska Airlines in April of 2001.

CURRENT OPERATOR BASE AND BACKLOG

As shown in the Figure below, as of July 2000, there were 58 737-900 aircraft on backlog among four operators.

FIGURE 4


-------------------------------------------------------------------------------
                             BOEING 737-900 BACKLOG
                                AS OF JULY 2000
-------------------------------------------------------------------------------
OPERATOR                        FIRM ORDERS           OPTIONS          TOTAL
-------------------------------------------------------------------------------
ALASKA AIRLINES                         10               10              20
-------------------------------------------------------------------------------
KOREAN AIR                              16                3              19
-------------------------------------------------------------------------------
CONTINENTAL AIRLINES                    15                               15
-------------------------------------------------------------------------------
KLM ROYAL DUTCH AIRLINES                 4                                4
-------------------------------------------------------------------------------
GRAND TOTAL                             45               13              58
-------------------------------------------------------------------------------

Source: BACK Information Services

OUTLOOK AND FUTURE ASSET RISK ANALYSIS

The competing aircraft types are the nine feet smaller 737-800, which was introduced into service in 1997, and the A321-100/-200 aircraft, which was introduced into service in 1993. Both these aircraft have significant backlogs with 373 firm orders for the 737-800 and 170 for the A321s. It seems is unlikely that the -900 will capture as many orders as the successful -700 and -800, which both have significant fleets in service and large backlogs among a broad range of operators and airlines.

Another indirect competitor is the larger 757-200 which seats 194 passenger in a 2-class configuration and has been in airline service since 1982. The type is still in production holds a backlog of 86 firm orders and 49 options.


                                       6
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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
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Unless the backlog for the 737-900 increases considerably, the aircraft may become a niche aircraft like the 737-600.

CURRENT MARKET - BOEING 767-200/-200ER

CURRENT MARKET

AVITAS is of the opinion that the current market for the Boeing 767-200 is somewhat soft with values for the oldest models at levels low enough to justify freighter conversions. Airborne Express has contracted to acquire 23 units and Emery Worldwide Airlines is evaluating the type together with the A300 and the DC-10 to gradually replace its DC-8 fleet. The carrier has been in discussions with Boeing about becoming the launch customer of the 767-200 freighter conversion program and is expected to make a decision soon.

Though the preference for 767-200 aircraft is focused on the -ER variant with 6,500 nautical mile range, the most significant level of demand is for the 767-300ER aircraft, which has a seating capacity of 45 more passengers than the -200 but 500 nautical miles less range.

RECENT FLEET DEVELOPMENTS

In November 1998, Continental Airlines announced a firm order for ten 767-200ERs which will replace some of the carrier's 747s and DC-10s. The new aircraft, which will be delivered from 2000 through 2005, are intended to be flown on international markets in South America and Europe.

CURRENT OPERATOR BASE AND BACKLOG

As of July 2000, there were 217 767-200/-200ER aircraft in service. Continental Airlines holds ten firm orders for the 767-200ER which are scheduled for delivery over the next four years. Presented below is the current fleet distribution for the 767 (all variants).

FIGURE 5


--------------------------------------------------------------------------------
                           BOEING 767 CURRENT FLEET AND BACKLOG
                                     AS OF JULY 2000
--------------------------------------------------------------------------------
MODEL              IN SERVICE       FIRM ORDERS       OPTIONS        TOTAL
--------------------------------------------------------------------------------
767-200               122                                              122
--------------------------------------------------------------------------------
767-200ER              95                10                            105
--------------------------------------------------------------------------------
767-300               136                 1                3           140
--------------------------------------------------------------------------------
767-300ER             421                40               14           475
--------------------------------------------------------------------------------
767-400ER               9                42               24            75
--------------------------------------------------------------------------------
GRAND TOTAL           783                93               41           917
--------------------------------------------------------------------------------

Source: BACK Information Services


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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
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The 767-200 and -200ER compete with the A310-200 and -300, of which there are currently 228 in service (including ten in storage). No orders have been placed for the type, with the exception of the order placed by Continental Airlines, in the last couple of years and an order for five aircraft for Iraqi Airways still listed as outstanding is now believed to have lapsed.

OUTLOOK AND FUTURE ASSET RISK ANALYSIS

With the launch of the 757-300 and the 767-400ER and despite the recent Continental Airlines order for ten aircraft, we do not expect any further sales of the 767-200ER to commercial operators. Prior to the Continental Airlines order, the last commercial 767-200ER was delivered in July 1993.

As the All Nippon Airways - Airborne Express transaction shows, values of older vintage 767-200s have decreased to a level where freighter conversions have become economically and operationally feasible. We expect residual values for older aircraft to remain stable as they are being converted to freighters.

CURRENT MARKET - BOEING 767-400ER

CURRENT MARKET

AVITAS believes that the Boeing 767-400ER market is stable. The aircraft was launched by Delta Airlines in 1997 and the first entered service in August 2000. The carrier is replacing its 48 L1011s with the type over the next couple of years. The 767-400ER is a 21-foot stretch of the 767-300ER of which there are 421 aircraft in service and 40 firm orders and 14 options.

CURRENT OPERATOR BASE AND BACKLOG

As of July 2000, there was a backlog of 75 767-400ERs among three airlines and one leasing company. The GE CF6-80C2B7 engines will power all aircraft currently on order. Pratt & Whitney engines are also available however, no orders have been placed.

Figure 6

------------------------------------------------------------------------------------------------
                                        BOEING 767-400ER
                                         AS OF JULY 2000
------------------------------------------------------------------------------------------------
OPERATOR/ORDERHOLDER                    IN SERVICE      FIRM ORDERS      OPTIONS       TOTAL
------------------------------------------------------------------------------------------------
DELTA AIR LINES                                             14              24           38
------------------------------------------------------------------------------------------------
CONTINENTAL AIRLINES                                        24                           24
------------------------------------------------------------------------------------------------
BOEING                                       9                                            9
------------------------------------------------------------------------------------------------
KENYA AIRWAYS                                                3                            3
------------------------------------------------------------------------------------------------
GE CAPITAL AVIATION SERVICES INC.                            1                            1
------------------------------------------------------------------------------------------------
GRAND TOTAL                                  9              42              24           75
------------------------------------------------------------------------------------------------


Source: Back Information Services


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CONTINENTAL AIRLINES                                            OCTOBER 31, 2000
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OUTLOOK AND FUTURE ASSET RISK ANALYSIS

The Boeing 767-400ER competes with the A330-200, which has greater range and is also heavier than the 767-400ER. However, the 767-400ER has a lower fuel burn than the A330-200. In a search for a 200-seater, Airbus is considering a further shrink of the A330, tentatively designated the A330-100. The aircraft would have the same range capability but a lower MTOW than the A330-200.

The -400ER is an incremental product to the 767-300ER, which has been a successful product with airlines and leasing companies. It was designed to replace older L1011s, DC-10-30s and A300s. The future values should be stable despite the intense competition with the Airbus products.

COVENANTS

Unless otherwise noted, the values presented in this report assume an arm's-length, free market transaction for cash between informed, willing and able parties free of any duress to complete the transaction. If a distress sale becomes necessary, a substantial discount may be required to quickly dispose of the equipment.

AVITAS does not have, and does not intend to have, any financial or other interest in the subject aircraft. Further, this report is prepared for the exclusive use of the Client and shall not be provided to other parties without the express consent of the Client.

This report represents the opinion of AVITAS and is intended to be advisory only in nature. Therefore, AVITAS assumes no responsibility or legal liability for any action taken, or not taken, by the Client or any other party, with regard to this equipment. By accepting this report, all parties agree that AVITAS shall bear no such responsibility or legal liability including liability for special or consequential damage.

STATEMENT OF INDEPENDENCE

AVITAS hereby states that this valuation report has been independently prepared and fairly represents AVITAS's opinion of the subject aircraft's value.


/s/ Susanna Blackman
Susanna Blackman
Manager - Appraisal Operations


                                        9